Summary Prospectus 2014 BMO LGM Emerging Markets Equity Fund

Class Y MEMYX	Class I MIEMX	Class A BAEMX	As of December 27, 2013, as supplemented May 27, 2014 and July 29, 2014

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at bmofunds.com/documents/international. You can also get this information at no cost by calling 1-800-236-FUND (3863), by sending an email request to bmofundsus.services@bmo.com, or by asking your broker/dealer, investment professional, or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 27, 2013, as supplemented are incorporated by reference into this Summary Prospectus.

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of certain BMO Funds. More information about these and other discounts is available from your financial professional and under “How to Buy Shares—Sales Charge” on page 116 of this Prospectus and under “How to Buy Shares—Waivers and Reductions of Sales Charges—Class A Shares” beginning on page 117 of this Prospectus and “How to Buy Shares” beginning on page B-42 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 18 months of purchase)(1)	None	None	1.00%
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.75%	0.50%	0.50%
Total Annual Fund Operating Expenses	1.65%	1.40%	1.65%
Fee Waiver and Expense Reimbursement(3)	(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.40%	1.15%	1.40%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $1,000,000 or more that are redeemed within 18 months of purchase.
(2)	“Other Expenses” for the Class A shares are based on estimated amounts for the current fiscal year.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.40% for Class Y, 1.15% for Class I, and 1.40% for Class A through December 31, 2015. This expense limitation agreement may not be terminated prior to December 31, 2015 without the consent of the Fund’s Board of Directors, unless terminated due to the termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2015. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I	Class A
1 Year	$143	$117	$635
3 Years	$496	$419	$971
5 Years	$873	$742	$1,330
10 Years	$1,934	$1,658	$2,337

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of foreign companies located in emerging markets or whose primary business activities or principal trading markets are in emerging markets. The Fund

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Summary Prospectus 2014 BMO LGM Emerging Markets Equity Fund

Class Y MEMYX	Class I MIEMX	Class A BAEMX	As of December 27, 2013, as supplemented May 27, 2014 and July 29, 2014 may invest in equity securities of any market capitalization. The Fund’s sub-adviser, LGM Investments Limited (“LGM Investments”), considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S., Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. LGM Investments may make adjustments to the list of emerging markets countries from time to time based on economic criteria, market changes, or other factors.

LGM Investments uses a “bottom-up,” fundamental approach to identify quality, growth companies typically with dominant industry positions, strong balance sheets, and cash flows to support a sustainable dividend payout.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political, and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. LGM Investments’ judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofunds.com. LGM Investments assumed its role as sub-adviser of the Fund effective December 28, 2012. From December 29, 2011 to December 28, 2012, Lloyd George Management (Hong Kong) Limited (“LGM(HK)”), another affiliate of the Adviser, served as the Fund’s sub-adviser. Prior to December 29, 2011, the Fund was known as the Marshall Emerging Markets Equity Fund and was managed by another sub-adviser. The performance results shown in the bar chart and table are from periods during which the Fund was managed by LGM Investments, LGM(HK), or another sub-adviser.

Class Y—Annual Total Returns (calendar years 2009-2013)

The return for the Class Y shares of the Fund from January 1, 2014 through March 31, 2014 was 1.64%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	32.53%
Worst quarter	9/30/2011	(23.81)%

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Summary Prospectus 2014 BMO LGM Emerging Markets Equity Fund

Class Y MEMYX	Class I MIEMX	Class A BAEMX	As of December 27, 2013, as supplemented May 27, 2014 and July 29, 2014

Average Annual Total Returns through 12/31/13(1)

	1 Year	5 Year	Since Inception
Class Y (Inception 12/22/08)
Return Before Taxes	(6.63)%	11.09%	11.33%
Return After Taxes on Distributions	(6.22)%	10.19%	10.43%
Return After Taxes on Distributions and Sale of Fund Shares	(2.76)%	9.48%	9.69%
Class I (Inception 12/22/08)
Return Before Taxes	(6.35)%	11.36%	11.60%
EMI (reflects no deduction for fees, expenses or taxes)	2.60%	14.79%	15.19%
LEMFI (reflects deduction of fees and no deduction for sales charges or taxes)	(1.29)%	15.17%	15.46%

(1)	Because Class A shares have not been offered for a full calendar year, the information provided represents returns of Class Y and Class I shares. Class A shares (without the reflection of the payment of sales charges) would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Class A shares (without the reflection of the payment of sales charges) will be the same as the Class Y shares because the Class A and Class Y shares have the same Total Annual Fund Operating Expenses. However, Class A shares do charge a front-end sales charge, so the performance of Class A reflecting the payment of sales charges would be lower than Class I shares.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I and Class A will vary.

The Morgan Stanley Capital International Emerging Markets Index (EMI) is a market capitalization-weighted equity index of companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia.

The Lipper Emerging Markets Funds Index (LEMFI) tracks the total return performance of the 30 largest mutual funds included in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. LGM Investments Limited, an affiliate of the Adviser.

Portfolio Managers. Irina Hunter and Rasmus Nemmoe co-manage the Fund. Ms. Hunter, a Senior Portfolio Manager at LGM Investments, joined Lloyd George Management (together with LGM Investments and its subsidiaries, “LGM”) in 2007 and has co-managed the Fund since December 2011. Mr. Nemmoe, a Senior Portfolio Manager at LGM Investments, joined LGM in 2012 and has co-managed the Fund since December 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y and Class A shares and $2,000,000 for Class I shares. For Class Y and Class A, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofunds.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income and long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Prospectus 2014 BMO LGM Emerging Markets Equity Fund

Class Y MEMYX	Class I MIEMX	Class A BAEMX	As of December 27, 2013, as supplemented May 27, 2014 and July 29, 2014

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